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Exhibit 10.05

AGREEMENT
CONCERNING THE EXCHANGE OF SECURITIES
BY AND AMONG
NB ACQUISITIONS, INC.
AND
NATIONAL INTEREST SOLUTIONS, INC. AND
THE SECURITY HOLDERS OF NATIONAL INTEREST SOLUTIONS,  INC.

ii

ARTICLE IV—COVENANTS PRIOR TO THE CLOSING DATE			5
4.1	—	Investigative Rights	5
4.2	—	Conduct of Business	6
ARTICLE V —CONDITIONS PRECEDENT TO NB'S PERFORMANCE			6
5.1	—	Conditions	6
5.2	—	Accuracy of Representations	6
5.3	—	Performance	6
5.4	—	Absence of Litigation	6
5.5	—	Officer's Certificate	6
5.6	—	Corporate Action	6
ARTICLE VI—CONDITIONS PRECEDENT TO NIS'S PERFORMANCE			6
6.1	—	Conditions	6
6.2	—	Accuracy of Representations	7
6.3	—	Performance	7
6.4	—	Absence of Litigation	7
6.5	—	Officer's Certificate	7
6.6	—	Directors of NB.	7
6.7	—	Officers of NB.	7
6.8	—	Corporate Action	7
ARTICLE VII—CLOSING			7
7.1	—	Closing	7
ARTICLE VIII—MISCELLANEOUS			7
8.1	—	Captions and Headings	7
8.2	—	No Oral Change	8
8.3	—	Non-Waiver	8
8.4	—	Time of Essence	8
8.5	—	Entire Agreement	8
8.6	—	Choice of Law	8
8.7	—	Counterparts	8
8.8	—	Notices	8
8.9	—	Binding Effect	8
8.10	—	Mutual Cooperation	8
8.11	—	Finders	8
8.12	—	Announcements	8
8.13	—	Expenses	8
8.14	—	Survival of Representations and Warrantiesp	8
8.15	—	Exhibits	9
8.16	—	Legal Counsel	9
		Signatures	9

EXHIBITS

Allocation of Securities	Exhibit 1.1
Subscription Agreement	Exhibit 1.2
Financial Statements of NIS	Exhibit 2.5
Financial Statements of NB	Exhibit 3.5

iii

AGREEMENT

        AGREEMENT made this    day of March, 2004, by and between NB ACQUISITIONS, INC., a Nevada corporation ("NB"), NATIONAL INTEREST SOLUTIONS, INC., an Arizona corporation ("NIS") and the security holders of NIS (the "NIS Security Holders") who are listed on Exhibit 1.1 hereto and have executed Subscription Agreements in the form attached in Exhibit 1.2, hereto.

        WHEREAS, NB desires to acquire all of the issued and outstanding common stock of NIS from the NIS Security Holders in exchange for 9,000,000 newly issued unregistered shares of common stock of NB;

        WHEREAS, NIS desires to assist NB in acquiring all of the issued and outstanding common stock of NIS pursuant to the terms of this Agreement; and

        WHEREAS, all of the NIS Security Holders, by execution of Exhibit 1.2 hereto, agree to exchange all 100,000 shares of their outstanding common stock for 9,000,000 common shares of NB.

        NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE I
Exchange of Securities

        1.1   Issuance of Securities. Subject to the terms and conditions of this Agreement, NB agrees to issue and exchange 9,000,000 unregistered shares of its $.0001 par value common stock (the "NB Shares") for all 100,000 shares of the no par value common stock of NIS (the "NIS Shares") held by the NIS Security Holders on the closing date of the Agreement (the "Closing Date"). The NB shares include an aggregate of up to 750,000 shares issuable to Pursuit Venture Group, LLC ("Pursuit") upon conversion of promissory notes in the aggregate amount of up to $750,000 issued by NIS to Pursuit. If the aggregate amounts of the promissory notes are less than $750,000, then the number of NB shares will be reduced accordingly. All NB common stock will be issued directly to the NIS Security Holders or to Pursuit on the Closing Date, pursuant to the schedule set forth in Exhibit 1.1.

        1.2   Corporate Action by NB. Prior to the Closing Date, NB will change its name to Nationwide Financial Solutions, Inc. Accordingly, following the issuance of 9,000,000 shares of NB to the NIS Security Holders and Pursuit, the ownership of NB shall be as follows:

Shares held by NB public stockholders shares prior to the Closing Date	72,783 shares
Shares held by NB principal stockholders(1)	927,245 shares
Shares issuable or reserved for issuance to Pursuit upon conversion of Pursuit's promissory notes(2)	750,000 shares
Shares issuable to the NIS Security Holders	8,249,972 shares

TOTAL	10,000,000 shares

(1)
Represents 811,339 shares held by William Luke and 115,906 shares held by William L. Mullins.

(2)
Assumes an aggregate of 750,000 shares issuable upon conversion of $750,000 of promissory notes held by Pursuit. Any such shares not required for conversion will be retained as unissued common stock. NB has agreed to register the 750,000 shares with Securities and Exchange Commission within 45 days from the Closing Date.

        1.3   Exemption from Registration. The parties hereto intend that all NB common stock to be issued to the NIS Security Holders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder. In furtherance thereof, each of the NIS Security Holders will execute and deliver to NB on the Closing Date a copy of the Subscription Agreement set forth in Exhibit 1.2 hereto.

ARTICLE II
Representations and Warranties of NIS

        NIS hereby represents and warrants to NB that:

        2.1   Organization. NIS is a corporation duly organized, validly existing and in good standing under the laws of Arizona, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

        2.2   Capital. The authorized capital stock of NIS consists of 100,000 authorized shares of no par value common stock of which 100,000 shares are outstanding. There are no shares of preferred stock authorized or outstanding. All of the outstanding common stock of NIS is duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating NIS to issue or to transfer from treasury any additional shares of its capital stock of any class.

        2.3   Subsidiaries. NIS does not have any subsidiaries or own any interest in any other enterprise.

        2.4   Directors and Officers. The names and titles of the directors and officers of NIS are as follows: Stephen Luke, Chief Executive Officer, President and Director; and Darren Dierich, Chief Financial Officer, Secretary and Director.

        2.5   Financial Statements. Exhibit 2.5 hereto consists of the unaudited financial statements of NIS for the year ended December 31, 2003 (the "NIS Financial Statements"). The NIS Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by NIS throughout the period indicated, and fairly present the financial position of NIS as of the date of the balance sheets included in the NIS Financial Statements and the results of operations for the period indicated.

        2.6   Absence of Changes. Since December 31, 2003, there has not been any material change in the financial condition or operations of NIS, except as contemplated by this Agreement.

        2.7   Absence of Undisclosed Liabilities. As of December 31, 2003, NIS did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that was not reflected in the NIS Financial Statements.

        2.8   Tax Returns. NIS has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by NIS.

        2.9   Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, NB, its legal counsel and accountants shall have the opportunity to meet with NIS's accountants and attorneys to discuss the financial condition of NIS. NIS shall make available to NB all books and records of NIS.

        2.10 Proprietary Rights. NIS owns all necessary trademarks, service marks, trade names, copyrights, patents and proprietary information necessary to conduct its business.

        2.11 Compliance with Laws. NIS has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws.

        2.12 Litigation. NIS is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of NIS, threatened against or affecting NIS or its business, assets or financial condition. NIS is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. NIS is not engaged in any material litigation to recover monies due to it.

        2.13 Authority. The Board of Directors of NIS has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and NIS has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of NIS and is enforceable in accordance with its terms and conditions. By execution of Exhibit 1.2, all of the NIS Security Holders have agreed to and have approved the terms of this Agreement.

        2.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by NIS and the performance by NIS of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which NIS is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of NIS, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of NIS.

        2.15 Full Disclosure. None of the representations and warranties made by NIS herein or in any exhibit, certificate or memorandum furnished or to be furnished by NIS, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

        2.16 Assets. NIS's assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5

        2.17 Material Contracts. NIS does not have any material contracts.

        2.18 Indemnification. NIS agrees to indemnify, defend and hold NB harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by NIS in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by NIS under this Agreement or (ii) any untrue statement made by NIS in this Agreement.

        2.19 Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of NIS has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.

        2.20 Restricted Securities. NIS and the NIS Security Holders, by execution of this Agreement and of Exhibit 1.2, acknowledge that all of the NB Shares and options to be issued by NB will be restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

ARTICLE III
Representations and Warranties of NB

        NB represents and warrants to NIS that:

        3.1   Organization. NB is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

        3.2   Capital. The authorized capital stock of NB on the Closing Date will consist of 60,000,000 shares of $.0001 par value common stock and 10,000,000 shares of $.0001 par value preferred stock, of which 10,000,000 shares of common stock (less any shares reserved for issuance under Pursuit's promissory notes) will be issued and outstanding on the Closing Date and no shares of preferred stock will be outstanding. All of NB's outstanding securities are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating NB to issue or to transfer from treasury any additional shares of its capital stock of any class except 1,000,028 Class A, 1,000,028 Class B, 1,000,028 Class C, 1,000,028 Class D, 1,000,028 Class E and 1,000,028 Class F common stock purchase warrants exercisable at any time until December 31, 2004, December 31, 2004, June 30, 2005, June 30, 2005, December 31, 2007 and December 31, 2007, respectively, to purchase common stock of NB at $2.00, $2.00, $4.00, $4.00, $6.00 and $6.00 per share, respectively.

        3.3   Subsidiaries. NB has no subsidiaries.

        3.4   Directors and Officers. The names and titles of the directors and officers of NB are as follows: Jack D. Kelley, President and Director; Derold L. Kelley, Vice President and Treasurer; and James A. Eller, Secretary.

        3.5   Financial Statements. Exhibit 3.5 hereto consists of the audited financial statements of NB for the year ended December 31, 2003 (the "NB Financial Statements"). The NB Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by NB throughout the period indicated, and fairly present the financial position of NB as of the date of the balance sheets included in the NB Financial Statements and the results of operations for the period indicated.

        3.6   Absence of Changes. Since December 31, 2003, there has not been any material change in the financial condition or operations of NB, except as contemplated by this Agreement.

        3.7   Absence of Undisclosed Liabilities. As of December 31, 2003, NB did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that was not reflected in the NB Financial Statements.

        3.8   Tax Returns. Within the times and in the manner prescribed by law, NB has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

        3.9   Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, NIS, its legal counsel and accountants shall have the opportunity to meet with NB's accountants and attorneys to discuss the financial condition of NB. NB shall make available to NIS all books and records of NB.

        3.10 Proprietary Rights. NB does not have any patents, trademarks, service marks, trade names or copyrights.

        3.11 Compliance with Laws. NB has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws. NB is current with all filings required by the Securities and Exchange Commission and, to its best knowledge, all the information set forth in such filings is materially accurate and not omissive.

        3.12 Litigation. NB is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of NB, threatened against or affecting NB or its business, assets or financial condition. NB is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. NB is not engaged in any material litigation to recover monies due to it.

        3.13 Authority. The Board of Directors of NB has authorized the execution of this Agreement and the transactions contemplated herein, and NB has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of NB, and is enforceable in accordance with its terms and conditions.

        3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by NB and the performance by NB of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which NB is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of NB, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of NB.

        3.15 Full Disclosure. None of the representations and warranties made by NB herein, or in any exhibit, certificate or memorandum furnished or to be furnished by NB or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

        3.16 Assets. On the Closing Date, NB has no assets or liabilities.

        3.17 Material Contracts. NB has no material contracts.

        3.18 Indemnification. NB agrees to indemnify, defend and hold NIS harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by NB in performing any of its covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by NB under this Agreement, or (ii) any untrue statement made by NB in this Agreement.

        3.19 Criminal or Civil Acts. For a period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of NB has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to an investigation in connection with any felony crime or Commission or NASD proceeding.

ARTICLE IV
Covenants Prior to the Closing Date

        4.1   Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

        4.2   Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Certificate or Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the normal course of business. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

ARTICLE V
Conditions Precedent to NB's Performance

        5.1   Conditions. NB's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article V. NB may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by NB of any other condition of or any of NB's other rights or remedies, at law or in equity, if NIS shall be in default of any of its representations, warranties or covenants under this Agreement.

        5.2   Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by NIS in this Agreement or in any written statement that shall be delivered to NB by NIS under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

        5.3   Performance. NIS shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

        5.4   Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against NIS on or before the Closing Date.

        5.5   Officer's Certificate. NIS shall have delivered to NB a certificate dated the Closing Date signed by the Chief Executive Officer of NIS certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

        5.6   Corporate Action. NIS shall have obtained the approval of the NIS Security Holders for the transaction contemplated by this Agreement.

ARTICLE VI
Conditions Precedent to NIS's Performance

        6.1   Conditions. NIS's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article VI. NIS may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by NIS of any other condition of or any of NIS's rights or remedies, at law or in equity, if NB shall be in default of any of its representations, warranties or covenants under this Agreement.

        6.2   Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by NB in this Agreement or in any written statement that shall be delivered to NIS by NB under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

        6.3   Performance. NB shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

        6.4   Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against NB on or before the Closing Date.

        6.5   Officer's Certificate. NB shall have delivered to NIS a certificate dated the Closing Date signed by the Chief Executive Officer of NB certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

        6.6   Directors of NB. On the Closing Date, NB's directors shall elect the current directors of NIS to NB's Board of Directors and shall themselves then resign as directors.

        6.7   Officers of NB. On the Closing Date, the newly constituted Board of Directors of NB shall elect such officers of NB as they shall determine.

        6.8   Corporate Action. On or before the Closing Date, NB will take the corporate action described in Section 1.2, above.

ARTICLE VII
Closing

        7.1   Closing. The Closing of this Agreement shall be held at the offices of Gary A. Agron, at any mutually agreeable time and date (the "Closing Date") prior to March 31, 2004, unless extended by mutual agreement. At the Closing:

  (a)
  NIS shall deliver to NB copies of Exhibit 1.2 executed by all of the NIS Security Holders together with certificates representing all outstanding NIS securities duly endorsed to NB;

  (b)
  NB shall deliver to the NIS Security Holders an aggregate of 9,000,000 shares of its common stock pursuant to the computations set forth in Exhibit 1.1 hereto;

  (c)
  NB shall deliver (i) the officer's certificate described in Section 6.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement;

  (d)
  NIS shall deliver (i) the officer's certificate described in Section 5.5 and (ii) a signed consent and/or minutes of its shareholders and directors approving this Agreement and each matter to be approved under this Agreement.

ARTICLE VIII
Miscellaneous

        8.1   Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

        8.2   No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

        8.3   Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

        8.4   Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

        8.5   Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

        8.6   Choice of Law. This Agreement and its application shall be governed by the laws of the state of Arizona.

        8.7   Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.8   Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

NB:	NB Acquisitions, Inc. 3410 W. Glendale Ave., Suite D Phoenix, AZ 85051 Attn: Jack D. Kelley, President
NIS:	National Interest Solutions, Inc. 2120 West Guadalupe Road, Suite 13 Mesa, AZ 85202 Attn: Stephen Luke, Chief Executive Officer

        8.9   Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

        8.10 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

        8.11 Finders. There are no finders in connection with this transaction.

        8.12 Announcements. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

        8.13 Expenses. Each party will bear their own expenses incurred in connection with this Agreement.

        8.14 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing.

        8.15 Exhibits. As of the execution hereof, the parties have provided each other with the Exhibits described herein. Any material changes to the Exhibits shall be immediately disclosed to the other party.

        8.16 Legal Counsel. Each of the parties has been represented by its own legal counsel.

        In witness whereof, the parties have executed this Agreement on the date indicated above.

NB ACQUISITIONS, INC.		NATIONAL INTEREST SOLUTIONS, INC.
By:	/s/ JACK D. KELLEY Jack D. Kelley, President	By:	/s/ STEPHEN LUKE Stephen Luke, Chief Executive Officer

EXHIBIT 1.1

SCHEDULE OF NIS COMMON STOCKHOLDERS
AND
ALLOCATION OF NB COMMON SHARES

Name of NIS Stockholder	Number of NIS Shares Exchanged	Number of NB Common Shares to be Issued
Stephen Luke	66,136	5,952,217
William Luke	1,524	137,137
Christopher Luke	4,167	375,000
Donald Luke	1,667	150,000
William L. Mullins	4,174	375,646
Eva Mullins	4,222	380,000
William F. Mullins	4,222	380,000
Shigeru Kaneko	5,000	450,000
Douglas Dragoo	556	50,000
Pursuit Venture Group, Inc.	8,333	750,000
Totals	100,000	9,000,000

EXHIBIT 1.2
SUBSCRIPTION AGREEMENT

        In connection with my exchange of shares of the no par value common stock or common stock options of National Interest Solutions, Inc. ("NIS"), for the $.0001 par value common stock of NB Acquisitions, Inc. ("NB"), I acknowledge the matters set forth below and represent that the statements made herein are true. I understand that NB is relying on my truthfulness in issuing its securities to me.

        I hereby represent and warrant to NB that I have the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement is a legal, valid and binding obligation of mine, enforceable against me in accordance with its terms. I own the securities in NIS that I am exchanging for securities of NB free and clear of all pledges, liens, encumbrances, security interests, equities, claims, options, preemptive rights, rights of first refusal, or any other limitation on my ability to vote such securities or to transfer such securities to NB. I have full right, title and interest in and to the NIS securities that I am exchanging.

        I understand that NB's common stock and stock options (the "Securities) are being issued to me in a private transaction in exchange for my securities in NIS and in reliance upon the exemption provided in section 4(2) of the Securities Act of 1933, as amended (the "Act") for non-public offerings and pursuant to the Agreement Concerning the Exchange of Securities between NB and NIS ("Agreement"). I understand that the Securities are "restricted" under applicable securities laws and may not be sold by me except in a registered offering (which may not ever occur) or in a private transaction like this one. I know this is an illiquid investment and that therefore I may be required to hold the Securities for an indefinite period of time, but under no circumstances less than one year from the date of its issuance.

        I am acquiring the Securities solely for my own account, for long-term investment purposes only and not with a view to sale or other distribution. I agree not to dispose of any Securities unless and until counsel for NB shall have determined that the intended disposition is permissible and does not violate the Act, any applicable state securities laws or rules and regulations promulgated thereunder.

        All information, financial and otherwise, or documentation pertaining to all aspects of my acquisition of the Securities and the activities and financial information of NB has been made available to me and my representatives, if any, and I have had ample opportunity to meet with and ask questions of senior officers of NB, and I have received satisfactory answers to any questions I asked.

        In acquiring the Securities, I have reviewed the Agreement and have made such independent investigations of NB as I deemed appropriate. I am an experienced investor, have made speculative investments in the past and am capable of analyzing the merits of an investment in the Securities. I understand that the Securities are highly speculative, involves a great degree of risk and should only be acquired by individuals who can afford to lose their entire investment. Nevertheless, I consider this a suitable investment for me because I have adequate financial resources and income to maintain my current standard of living even after my acquisition of the Securities. I know that NB is a "shell" company with no significant assets or liabilities, its financial affairs can fluctuate dramatically from time to time, and that although I could lose my entire investment, I am acquiring the Securities because I believe the potential rewards are commensurate with the risk. Even if the Securities became worthless, I could still maintain my standard of living without significant hardship on me or my family.

        By signing this Agreement, I also accept and agree to abide by the terms and conditions of the Agreement as if I had executed the Agreement itself.

2

        Dated as of this                        day of                        , 2004.

Signature
Name, Please Print
Residence Address
City, State and Zip Code
Area Code and Telephone Number
Social Security Number
Number of NIS Common Shares Exchanged

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AGREEMENT CONCERNING THE EXCHANGE OF SECURITIES BY AND AMONG NB ACQUISITIONS, INC. AND NATIONAL INTEREST SOLUTIONS, INC. AND THE SECURITY HOLDERS OF NATIONAL INTEREST SOLUTIONS, INC.